Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Elite Energies, Inc. for the year ended March 31, 2013, I, Stephen Wan, Chief Financial and Accounting Officer of Elite Energies, Inc. hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Annual Report on Form 10-K for the year ended March 31, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Annual Report on Form 10-K for the year ended March 31, 2013, fairly presents, in all material respects, the financial condition and results of operations of Elite Energies, Inc.

ELITE ENERGIES, INC.

Date: August 16, 2013	By:	/s/ Stephen Wan
Stephen Wan
Chief Financial Officer
(Principal Financial Officer)